UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Purchase of Oxford Resources GP, LLC and related drop-down to Oxford Resource Partners, LP
On December 31, 2014, Westmoreland Coal Company (the “Company”) completed its previously announced acquisition of (a) 100% of the membership interests in Westmoreland Resources GP, LLC (formerly named Oxford Resources GP, LLC, the “GP”), the general partner of Westmoreland Resource Partners, LP (formerly known as Oxford Resource Partners, LP, the “MLP”), (b) 100% of the warrants that are exercisable for membership interests in the GP, (c) 100% of the subordinated units of the MLP and (d) 100% of the warrants that are exercisable for subordinated units of the MLP (collectively, the “GP Purchases”). The Company completed the GP Purchases pursuant to the terms of a previously disclosed Purchase Agreement (the “Purchase Agreement”) with AIM Oxford Holdings, LLC, C&T Coal, Inc., Jeffrey M. Gutman, Daniel M. Maher, and certain warrantholders executing the Purchase Agreement. The Company paid a cash purchase price of $30.0 million for the GP Purchases, subject to post-closing adjustments as provided in the Purchase Agreement.
Concurrently with the closing of the GP Purchases, the Company completed its previously announced contribution (the “Contribution”) to the MLP of certain fee simple interests in coal reserves and related surface lands at the Company's Kemmerer Mine located in Lincoln County, Wyoming in exchange for 4,512,500 common units of the MLP (on a post-split basis following the previously disclosed 12-to-1 reverse split of the MLP's common and general partner units).
Purchase of Buckingham Coal Company, LLC
On January 1, 2015, the Company completed the acquisition of Buckingham Coal Company, LLC, an Ohio limited liability company (“Buckingham”), pursuant to an Acquisition Agreement dated January 1, 2015 among WCC Land Holding Company, Inc., an affiliate of the Company (“WCC Land Holding”), Clay P. Graham, an individual person, and Bryan H. Graham, an individual person, for a total cash purchase price of $34.0 million, subject to customary post-closing adjustments (the “Buckingham Purchase”).
On January 1, 2015, WCC Land Holding also entered into a five-year Coal Purchase and Sale Agreement (the “Coal Supply Agreement”) with AEP Generation Resources Inc. (“AEP”), which includes an obligation to purchase a minimum of 5.5 million tons of coal.
Buckingham conducts underground room and pillar mining operations in Ohio. Buckingham is strategically located near the MLP's New Lexington complex, which has access to the Norfolk Southern rail system and a state-of-the-art preparation plant strategically located for efficient rail and river transportation for both Buckingham and MLP coal.  Buckingham's proximity to the MLP's New Lexington complex will allow for substitute tonnage to be supplied by the MLP to AEP when it is economically advantageous to do so. The Company believes there are opportunities to streamline and optimize Buckingham's operations and for the MLP to capitalize on more efficient preparation and transportation options afforded by Buckingham.
In connection with the Buckingham Purchase, the Company anticipates increasing borrowings under its existing senior secured term loan by approximately $50 million.

Item 7.01. Regulation FD Disclosure.
The following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On January 2, 2015, the Company issued a joint press release with Oxford Resource Partners, LP announcing the completion of the GP Purchases, the Contribution, the Buckingham Purchase and the entry into the Coal Supply Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto.
The Company estimates that Buckingham will realize annual EBITDA in the range of $10 to 12 million, based on the minimum tonnage commitment under the Coal Supply Agreement and management's preliminary estimate of EBITDA of $10 per ton.
This current report contains “forward-looking statements.” Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. These statements involve known and unknown risks, which may cause actual results to differ materially from results expressed or implied by the forward-looking statements. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. These forward-looking statements and other information are based on our beliefs as well as assumptions made by us using information currently available. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. We are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated. Such factors include, but are not limited to, the risks that are described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits
(a)    Financial Statements of Businesses Acquired.
The information included in Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on November 17, 2014, is incorporated herein by reference.
(b)    Pro Forma Financial Information.
The information included in Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on November 17, 2014, is incorporated herein by reference.
(d)    Exhibits

Exhibit No.	Description

99.1	Joint Press Release dated January 2, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: January 7, 2015	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release dated January 2, 2015